UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2026 (March 18, 2026)

Onconetix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41294	83-2262816
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E. Fifth Street, Suite 1900 Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 620-4101

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	ONCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of David White as Chief Executive Officer

On March 18, 2026, the Board of Directors (the “Board”) of Onconetix, Inc, a Delaware corporation (the “Company”) appointed David White as Chief Executive Officer of the Company effective as of that date. Karina Fedasz, the immediate past Interim Chief Executive Officer of the Company, will continue to serve as its Interim Chief Financial Officer.

Mr. White is an Independent Director with more than 30 years of executive leadership and board experience, having served in senior roles including Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer. He served as an independent director and Chair of the Audit Committee of SRx Holdings, Inc. (NYSE American: SRXH) from February 2025 to October 2025. He also served as an independent director and Chair of the Audit Committee of AG Growth International, Inc., a TSX-listed global equipment manufacturer from November 2006 to May 2025. Mr. White is currently an independent director of Art’s Way Manufacturing, Inc., a NASDAQ-listed equipment manufacturer, where he is also the chairman of their compensation committee and a member on the audit committee. He was also an independent director of Patient Care Logistics Solutions, a private equity-sponsored passenger transportation and patient care logistics company, from March 2018 to December 2025. Earlier in his career, Mr. White served as President and Chief Executive Officer of Student Transportation Partners from April 2021 to May 2023, where he led the formation of the management team and established the company’s strategic vision, before transitioning to its Board of Directors in May 2023. He also served as Chief Executive Officer of TransCare Inc. from 2008 to 2012, a New York-based ambulance company providing emergency medical response services and transit operations across multiple major U.S. cities.

Mr. White previously held senior leadership roles at Laidlaw Inc., where he served as Chief Financial Officer of the Passenger Services Group and Regional General Manager for Western Canadian operations from 1991 to 1993 before becoming President of the company’s Ambulance division in 1993. He also served as President and Chief Operating Officer of Student Transportation of America during a period of significant growth following its public offering from May 2021 to August 2025. Mr. White began his career as a financial executive with Coopers & Lybrand in 1975 and held roles with several Fortune 1000 companies, including John Labatt Limited and Lawson Mardon. He holds a Bachelor of Arts from the University of Western Ontario and a Master of Business Administration from the University of Toronto, and is a Chartered Professional Accountant (CPA, CA) and ICD.D designee.

In connection with Mr. White’s appointment as Chief Executive Officer, the Compensation Committee of the Board (the “Compensation Committee”) has reduced the monthly compensation of i) Ms. Fedasz by $5,000 and ii) Andrew Oakley, the Lead Independent Director, by $26,000, with both reductions effective as of March 18, 2026.

Mr. White has no family relationships with any of the Company’s directors or executive officers, and he is not a party to, and does not have any direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. White and any other persons pursuant to which he was selected as Chief Executive Officer.

In connection with Mr. White’s appointment, the Company and Mr. White entered into an employment agreement (the “White Employment Agreement”), pursuant to which Mr. White will serve as Chief Executive Officer of the Company and will be paid a monthly base salary of $21,700. Pursuant to the White Employment Agreement, Mr. White agreed to be bound by certain non-compete, confidentiality and non-solicitation covenants contained therein.

The foregoing description of the White Employment Agreement is qualified in its entirety by reference to the text of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Resignation of Timothy Ramdeen

On March 19, 2026, Timothy Ramdeen notified the Chairman of the Board of his resignation from the Board, including from his service on the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee of the Board, effective immediately.

Mr. Ramdeen’s departure from the Board was not the result of any disagreement with management or the Board on any matter relating to the Company’s operations, policies or practices.

Appointment of Sammy Dorf

Effective as of March 19, 2026, the Board appointed Sammy Dorf to serve as a member of the Board and a member of the Audit Committee of the Board.

Mr. Dorf is an entrepreneur, investor, and experienced public company director with a track record of building and scaling businesses in regulated and emerging industries. He previously served as Co-Founder of Verano Holdings Corp. (OTCQX: VRNO), where he was instrumental in the company’s expansion and public listing in 2021, helping raise capital and executing strategic transactions over his tenure from 2015 to 2023. Following his departure from Verano, Mr. Dorf founded Dreamlife Consulting in 2023, advising companies on capital formation and growth strategy, and became a partner at Blue Current, LLC, a firm focused on retail real estate investments in 2023. He has served in multiple public company board roles, including as Executive Chairman of Flora Growth Corp. (formerly NASDAQ: FLGC) from December 2024 to September 2025, where he oversaw its strategic transformation, and currently serves on the board of SRx Health Solutions (NYSE American: SRXH), where he is Co-Chair of the governance committee and a member of the audit committee. Mr. Dorf also serves on the board of Cube Exchange, a digital asset platform pursuing a public listing through a business combination. He brings extensive experience in capital markets, corporate governance, and strategic transactions.

Mr. Dorf has no family relationships with any of the Company’s directors or executive officers, and he is not a party to, and does not have any direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Dorf and any other persons pursuant to which he was selected as a member of the Board and the Audit Committee.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCONETIX, INC.

Date: March 24, 2026	By:	/s/ David Allan White
	Name:	David Allan White
	Title:	Chief Executive Officer

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